UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08085

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 10

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2016

Date of reporting period:	10/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Jennison Equity Income Fund

ANNUAL REPORT	OCTOBER 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Income and capital appreciation

Highlights

PRUDENTIAL JENNISON EQUITY INCOME FUND

•

The Prudential Jennison Equity Income Fund’s holdings within the information technology sector and the specialized REITs segment positively contributed to performance. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	Additionally, consumer staples holdings, specifically within the food products and tobacco industries, also helped performance.

•

Conversely, the Fund’s holdings in the health care sector, specifically within the pharmaceutical industry, hampered performance during the period. Holdings in the oil & gas storage & transportation segment (midstream energy), as well as within the consumer discretionary sector, also detracted from overall performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Equity Income Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Equity Income Fund

December 15, 2016

Prudential Jennison Equity Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–0.94	55.82	93.35	—
Class B	–1.67	50.06	79.40	—
Class C	–1.73	50.09	79.51	—
Class Q	–0.62	58.59	N/A	56.90 (1/18/11)
Class R	–1.19	53.90	N/A	51.60 (1/18/11)
Class Z	–0.75	57.81	N/A	91.79 (8/25/08)
Lipper Equity Income Funds Index*	5.03	71.78	68.57	—
S&P 500 Index	4.49	88.79	91.14	—
Lipper Equity Income Funds Average	4.70	65.63	74.21	—

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	2.92	10.52	6.79	—
Class B	3.28	10.81	6.59	—
Class C	7.17	10.97	6.60	—
Class Q	9.32	12.19	N/A	8.65 (1/18/11)
Class R	8.63	11.50	N/A	8.00 (1/18/11)
Class Z	9.19	12.06	N/A	8.67 (8/25/08)
Lipper Equity Income Funds Index*	14.61	13.94	5.87	—
S&P 500 Index	15.41	16.36	7.23	—
Lipper Equity Income Funds Average	14.07	13.00	6.13	—

*Returns for the Lipper Equity Income Funds Index reflect the expenses of the mutual funds included in the Index.

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Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–6.39	8.05	6.21	—
Class B	–6.06	8.31	6.02	—
Class C	–2.61	8.46	6.02	—
Class Q	–0.62	9.66	N/A	8.09 (1/18/11)
Class R	–1.19	9.01	N/A	7.45 (1/18/11)
Class Z	–0.75	9.55	N/A	8.27 (8/25/08)

Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–0.94	9.28	6.82	—
Class B	–1.67	8.46	6.02	—
Class C	–1.73	8.46	6.02	—
Class Q	–0.62	9.66	N/A	8.09 (1/18/11)
Class R	–1.19	9.01	N/A	7.45 (1/18/11)
Class Z	–0.75	9.55	N/A	8.27 (8/25/08)

Growth of a $10,000 Investment

Prudential Jennison Equity Income Fund	5

Your Fund’s Performance (continued)

The graph compares a $10,000 investment in the Prudential Jennison Equity Income Fund (Class A shares) with a similar investment in the Lipper Equity Income Funds Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2006) and the account values at the end of the current fiscal year (October 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables above, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

Lipper Equity Income Funds Index—Funds in the Lipper Equity Income Funds Index seek relatively high current income and growth of income by investing at least 65% of their portfolios in dividend-paying equity securities. These funds’ gross or net yields must be at least 125% of the average gross or net yield of the US diversified equity fund universe. The cumulative total returns for the Index measured from the month-end closest to the inception date through 10/31/16 are 69.12% for Class Q and Class R shares and 79.07% for Class Z shares. The average annual total returns for the Index measured from the month-end closest to the inception date through 9/30/16 are 10.03% for Class Q and Class R shares and 7.69% for Class Z shares.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The cumulative total returns for the Index measured from the month-end closest to the inception date through 10/31/16 are 86.78% for Class Q and Class R shares and 97.88% for Class Z shares. The average annual total returns for the Index measured from the month-end closest to the inception date through 9/30/16 are 12.02% for Class Q and Class R shares and 9.06% for Class Z shares.

Lipper Equity Income Funds Average—The Lipper Equity Income Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Equity Income Funds category for the periods noted. Funds in the Lipper Average seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equity securities. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date through 10/31/16 are 64.58% for Class Q and Class R shares and 77.93% for Class Z shares. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date through 9/30/16 are 9.43% for Class Q and Class R shares and 7.52% for Class Z shares.

Investors cannot invest directly in an index or average. The returns for the S&P 500 Index would be lower if it included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average and the Lipper Equity Income Funds Index reflect the deduction of mutual fund operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/16 (%)
Cisco Systems, Inc., Communications Equipment	3.9
Royal Dutch Shell PLC (Netherlands), Oil, Gas & Consumable Fuels	3.8
Kraft Heinz Co. (The), Food Products	3.6
Microsoft Corp., Software	3.2
Computer Sciences Corp., IT Services	3.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/16 (%)
Oil, Gas & Consumable Fuels	14.8
Food Products	7.0
Equity Real Estate Investment Trusts (REITs)	6.4
Banks	6.4
Pharmaceuticals	5.0

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Equity Income Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Equity Income Fund’s Class A shares slightly declined –0.94% for the 12 months ended October 31, 2016, underperforming both the 5.03% return of the Lipper Equity Income Funds Index (the Index) and the 4.49% return of the S&P 500 Index.

The Fund’s holdings within the information technology sector and the specialized REITs segment positively contributed to performance. Additionally, consumer staples holdings, specifically within the food products and tobacco industries, also helped. Conversely, the Fund’s holdings in the health care sector, specifically within the pharmaceutical industry, hampered performance during the period. Holdings in the oil & gas storage & transportation segment (midstream energy), as well as within the consumer discretionary sector, also detracted from overall performance.

What was the market environment?

•

Risk aversion in this volatile global market environment affected how investors valued different securities. Increased market sentiment around the potential for the Federal Reserve (Fed’s) September rate hike towards the end of July and through August caused a sell-off in “bond proxy” or “dividend-yielding” sectors and/or stocks (e.g., utilities, telecommunications, REITs, etc.).

•

Numerous factors contributed to overall market volatility in the 12-month period, including decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on industrial sectors; fears of slowing economic growth in the US; uncertainty about the course of future Federal Reserve monetary tightening; Brexit, the United Kingdom’s vote to leave the European Union; and anxiety about the highly unconventional US presidential election.

•

During the period, due to uncertainty with Iran and the market exaggerating bearish fundamentals, crude oil prices became extremely volatile, double-dipping in early 2016 after hitting multi-year lows, but recovering during the spring. In the second half of 2016, OPEC’s agreement to cut production following oil production restarts in Libya and Nigeria whipsawed oil prices.

What worked?

In information technology, specifically within Internet technology services:

•

Computer Sciences Corporation is a global provider of information technology (IT) and professional services and solutions. The company operates through its three primary business segments: Global Business Services, which is a provider of various technology solutions, including consulting, applications services, and software; Global Infrastructure Services, which provides solutions, such as managed and virtual desktop solutions, and data center management; and the North American Public Sector, which delivers IT,

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mission, and operations-related services. The company also offers a variety of enterprise cloud management software and other services through its subsidiary ServiceMesh. Shares rose during the period as the company announced it would merge with Hewlett Packard’s Enterprise Services unit, potentially providing it with massive cost synergies and future growth. In Jennison’s view, the company has historically done well in pivoting towards next-generation IT offerings, along with the company’s CEO, who has improved overall profits and cut costs. Jennison favors the company for the huge synergies that stem from the highly accretive (value adding) merger deal and views the stock as cheap versus its future earnings potential.

In real estate, specifically within specialized real estate investment trust (REITs):

•

Digital Realty Trust is a REIT that owns, acquires, develops, and manages technology-related real estate. The company focuses on strategically located properties containing applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise data center users, including the IT, departments of Fortune 100 and financial services companies. Jennison favors the company for the tailwinds in the data center space and providing a solid dividend. Also, as supply and demand for its services came back into balance after a period of oversupply, demand began to inflect upwards. Given all of the above, shares of the company have risen over the past 18 months or so, and as a result, Jennison has been taking profits and reducing the overall position.

•

CyrusOne is an owner, operator, and developer of enterprise-class, carrier-neutral, multi-tenant data center properties. Operating as a specialized real estate investment trust (REIT), the company’s data centers are purpose-built facilities, which have access to a range of telecommunications carriers and provide mission-critical data center facilities that protect the IT infrastructure for its clients. Shares of the company have performed well during the period as strong leasing and healthy sales demand, along with management raising its earnings guidance, have pushed shares higher. While Jennison maintains a positive outlook on the data center industry and likes CyrusOne for its flexible product offering, speed to market, and its potential above-average growth rate, the Fund has been taking profits and trimming the position over the past few months as “bond proxy” stocks have sold off.

What didn’t work?

In health care:

•

Endo International is a global specialty healthcare company focused on branded and generic pharmaceuticals and devices. The company operates in four segments: the US Branded Pharmaceuticals segment includes brand names such as Lidoderm, Opana ER, Voltaren Gel, Percocet, Fortesta Gel and Natesto, among others. Jennison liked the

Prudential Jennison Equity Income Fund	9

Strategy and Performance Overview (continued)

company for its product innovation, its ability to acquire branded drug companies, which gave it a robust branded drug pipeline, along with its high unit growth profile on the branded drug side. Shares of the company fell in response to presidential candidate Hillary Clinton’s comments on generic drug pricing and the Valeant Pharmaceutical SEC investigations into sales and pricing tactics, causing a “spillover” effect into other biotech stocks. Given the change in Jennison’s investment decision, Jennison sold the entire position and no longer owned shares at the end of May 2016.

In energy, specifically within oil & gas storage & transportation:

•

Williams Companies is an integrated, large-scale, natural gas infrastructure company that explores, produces, transports, sells, and processes natural gas and petroleum products. Williams Companies is the parent company and general partner (GP) of Williams Partners, which is engaged in the business of gathering, transporting, and processing natural gas and fractionating and storing natural gas liquids. While units of the company have since rebounded, the oil-price volatility that dominated the energy landscape from the end of 2015 into the first quarter of 2016, and the failed merger with Energy Transfer Equity, all weighed on Williams’ unit price (similar to a share price) during the period. Jennison believes the company, along with its subsidiaries, is a gas behemoth with premier Northeast and Gulf Coast positioning. With its attractive footprint in fast growing shale basins—the Marcellus, Utica, Eagle Ford, and Permian Basins—Jennison believes Williams will be a principal beneficiary of rising demand for natural gas and natural gas liquids.

In consumer discretionary, specifically within specialty retail:

•

GameStop is a US-based, specialty retailer of multi-channel video game, consumer electronics, and wireless services, operating in the US, Canada, Australia, and Europe. The company also carries mobile and consumer electronics products, which consist primarily of mobile devices, tablets, and related accessories. Jennison liked the company given the product cycle of Xbox and PlayStation 2 consoles, which would lead to a software product cycle, as consumers began trading in and buying new games. In Jennison’s view, the stock was inexpensively valued and paid an above-average dividend. The stock has underperformed over the period, most recently over the past several months, as shares have sold off given the market’s fear about the company’s high fixed cost structure and the increase trend of online sales from game makers. As a result of a change in Jennison’s investment decision, Jennison no longer holds a position in the company.

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The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Computer Sciences Corp.	1.82	Endo International PLC	–1.11
Digital Realty Trust	1.07	Williams Companies	–0.82
CyrusOne, Inc.	0.78	GameStop	–0.58
Kraft Heinz Co.	0.61	Bristol-Myers Squibb	–0.49
Phillip Morris International	0.46	Kinder Morgan, Inc.	–0.47

Current outlook

•

Jennison continues to build the Fund from the bottom up, looking for investment opportunities that should, in aggregate, deliver a premium yield to the broad market. In Jennison’s view, the best way to achieve this goal is by building diversified portfolios across sectors, market capitalizations, and geography.

•

Jennison’s focus remains on companies with solid fundamentals that can offer incremental capital appreciation in addition to above-average yields. Specifically, Jennison looks to identify companies with improving cash-flow generation that is likely to be returned to shareholders in the form of increasing dividend payments.

•

Given the secular bull market over the past six or seven years, attractive yield opportunities have become less frequent, and as a result, Jennison has become even more selective in finding investments. The strategy appears to be fairly balanced across sectors, and Jennison will continue to opportunistically utilize structured notes on an incremental basis. Jennison expects select industries within these sectors will continue to benefit from healthy demand and an increase in capital spending, particularly in light of the burgeoning economic recovery in the US and Europe.

Prudential Jennison Equity Income Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

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Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Equity Income Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,000.70	1.16%	$5.83
	Hypothetical	$1,000.00	$1,019.30	1.16%	$5.89
Class B	Actual	$1,000.00	$997.20	1.91%	$9.59
	Hypothetical	$1,000.00	$1,015.53	1.91%	$9.68
Class C	Actual	$1,000.00	$997.20	1.91%	$9.59
	Hypothetical	$1,000.00	$1,015.53	1.91%	$9.68
Class Q	Actual	$1,000.00	$1,002.70	0.79%	$3.98
	Hypothetical	$1,000.00	$1,021.17	0.79%	$4.01
Class R	Actual	$1,000.00	$999.60	1.41%	$7.09
	Hypothetical	$1,000.00	$1,018.05	1.41%	$7.15
Class Z	Actual	$1,000.00	$1,001.70	0.91%	$4.58
	Hypothetical	$1,000.00	$1,020.56	0.91%	$4.62

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Equity Income Fund	13

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.21	1.16
B	1.91	1.91
C	1.91	1.91
Q	0.79	0.79
R	1.66	1.41
Z	0.91	0.91

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.5%

COMMON STOCKS 86.7%

Aerospace & Defense 1.9%
Lockheed Martin Corp.	135,228	$33,317,475
Safran SA (France)	439,036	30,210,798

		63,528,273

Air Freight & Logistics 1.0%
bpost SA (Belgium)	1,277,396	33,984,633

Banks 5.2%
Bank of America Corp.	2,723,607	44,939,515
BB&T Corp.(c)	1,181,169	46,301,825
JPMorgan Chase & Co.	1,195,655	82,811,065

		174,052,405

Beverages 1.0%
Molson Coors Brewing Co. (Class B Stock)	310,908	32,275,360

Biotechnology 0.6%
AbbVie, Inc.	352,938	19,686,882

Capital Markets 1.1%
Goldman Sachs Group, Inc. (The)	210,703	37,555,703

Chemicals 0.3%
Air Products & Chemicals, Inc.	78,032	10,411,029

Communications Equipment 3.9%
Cisco Systems, Inc.	4,272,603	131,083,460

Containers & Packaging 1.1%
Bemis Co., Inc.	759,971	37,025,787

Diversified Financial Services
Gateway Energy & Resource Holdings LLC, Private Placement, (original cost $2,000,000; purchased 12/14/07), 144A*(a)(b)^	100,000	1,093,011

Diversified Telecommunication Services 3.0%
AT&T, Inc.	455,795	16,768,698
Frontier Communications Corp.(c)	18,009,357	72,397,615
HKBN Ltd. (Hong Kong), 144A(a)	11,130,869	13,125,257

		102,291,570

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	15

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities 3.0%
Alupar Investimento SA (Brazil)	400,023	$2,305,896
Alupar Investimento SA (Brazil), 144A(a)	1,893,491	10,914,856
Exelon Corp.	1,257,544	42,844,524
PG&E Corp.	735,552	45,692,490

		101,757,766

Energy Equipment & Services 1.0%
Schlumberger Ltd.	448,786	35,108,529

Equity Real Estate Investment Trusts (REITs) 4.9%
Crown Castle International Corp.	376,251	34,235,078
CyrusOne, Inc.	1,616,042	72,091,634
Digital Realty Trust, Inc.(c)	296,004	27,655,654
QTS Realty Trust, Inc. (Class A Stock)	673,301	30,944,914

		164,927,280

Food Products 7.0%
ConAgra Foods, Inc.	1,102,586	53,122,594
JM Smucker Co. (The)	450,525	59,158,438
Kraft Heinz Co. (The)	1,376,532	122,442,521

		234,723,553

Gas Utilities 0.4%
Infraestructura Energetica Nova, S.A.B. de C.V. (Mexico), 144A(a)	3,022,456	13,352,472

Hotels, Restaurants & Leisure 3.5%
Dunkin’ Brands Group, Inc.(c)	669,831	32,393,027
McDonald’s Corp.	752,134	84,667,725

		117,060,752

Household Products 1.3%
Procter & Gamble Co. (The)	498,352	43,256,954

Independent Power & Renewable Electricity Producers 1.4%
Atlantica Yield PLC (Spain)(c)	2,648,708	47,623,770

Industrial Conglomerates 2.0%
General Electric Co.	2,301,140	66,963,174

IT Services 3.4%
Computer Sciences Corp.	1,862,709	101,424,505
Leidos Holdings, Inc.	269,683	11,210,722

		112,635,227

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Life Sciences Tools & Services 1.2%
Thermo Fisher Scientific, Inc.	269,096	$39,565,185

Media 1.5%
Time Warner, Inc.	575,712	51,232,611

Mortgage Real Estate Investment Trusts (REITs) 2.8%
MFA Financial, Inc.	5,218,170	38,144,823
Starwood Property Trust, Inc.	2,443,315	54,339,325

		92,484,148

Multi-Utilities 0.5%
Sempra Energy	166,630	17,846,073

Oil, Gas & Consumable Fuels 13.7%
Cheniere Energy Partners LP Holdings LLC	3,429,230	68,378,846
Euronav NV (Belgium)	817,921	6,420,680
Kinder Morgan, Inc.	1,305,690	26,675,247
Occidental Petroleum Corp.	977,431	71,264,494
Pembina Pipeline Corp. (Canada)	1,184,394	36,431,959
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	2,556,306	127,329,602
Suncor Energy, Inc. (Canada)(c)	936,884	28,125,258
Targa Resources Corp.	1,005,658	44,148,386
TransCanada Corp. (Canada)	1,134,318	51,350,025

		460,124,497

Pharmaceuticals 3.8%
Bristol-Myers Squibb Co.	831,168	42,314,763
Pfizer, Inc.	2,725,954	86,440,001

		128,754,764

Road & Rail 2.0%
Ryder System, Inc.	272,538	18,911,412
Union Pacific Corp.	549,676	48,470,430

		67,381,842

Semiconductors & Semiconductor Equipment 2.0%
QUALCOMM, Inc.	727,621	50,002,115
Texas Instruments, Inc.	238,313	16,884,476

		66,886,591

Software 3.2%
Microsoft Corp.	1,805,782	108,202,457

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	17

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail 2.7%
Home Depot, Inc. (The)	436,949	$53,312,147
Lowe’s Cos., Inc.	537,187	35,803,514

		89,115,661

Textiles, Apparel & Luxury Goods 2.5%
Coach, Inc.	2,301,246	82,591,719

Tobacco 2.9%
Philip Morris International, Inc.	1,001,671	96,601,151

Transportation Infrastructure 0.1%
Ecorodovias Infraestrutura e Logistica SA (Brazil)	1,696,363	5,011,498

Wireless Telecommunication Services 0.8%
Vodafone Group PLC (United Kingdom), ADR(c)	990,001	27,561,628

TOTAL COMMON STOCKS (cost $2,626,363,833)		2,913,757,415

PREFERRED STOCKS 9.4%

Diversified Telecommunication Services 1.9%
Frontier Communications Corp., Series A, CVT, 11.125%	767,596	64,101,942

Electric Utilities 0.8%
Nextera Energy, Inc., CVT, 6.123%	534,617	27,131,813

Electronic Equipment, Instruments & Components 0.8%
Belden, Inc. Series B, CVT, 6.75%	267,663	25,885,689

Equity Real Estate Investment Trusts (REITs) 1.5%
American Tower Corp. Series B, CVT, 5.50%	465,936	51,136,476

Internet Software & Services 2.1%
Alibaba Group Mandatory Exchangeable Trust (China), CVT, 5.75%, 144A*(a)	548,055	68,468,511

Oil, Gas & Consumable Fuels 1.1%
Hess Corp., CVT, 8.00%	641,946	37,971,106

Pharmaceuticals 1.2%
Allergan PLC (Ireland) Series A, CVT, 5.50%	53,631	41,242,239

TOTAL PREFERRED STOCKS (cost $304,675,755)		315,937,776

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CONVERTIBLE BONDS 2.4%

Banks 1.2%
JPMorgan Chase Bank NA, Sr. Unsec’d. Notes, 144A(a)^	8.340%	02/21/17	77,109	$40,081,258

Financial Services 1.2%
GS Pilgrim’s Pride Corp. (United Kingdom), Sr. Unsec’d. Notes, MTN, 144A(a)^	5.800	01/18/17	182,629	40,306,243

TOTAL CONVERTIBLE BONDS (cost $90,448,278)				80,387,501

TOTAL LONG-TERM INVESTMENTS (cost $3,021,487,866)				3,310,082,692

			Shares
SHORT-TERM INVESTMENTS 5.9%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(d)			24,769,699	24,769,699
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $173,133,357; includes $173,037,256 of cash collateral for securities on loan)(d)(e)			173,132,848	173,167,474

TOTAL SHORT-TERM INVESTMENTS (cost $197,903,056) (Note 3)				197,937,173

TOTAL INVESTMENTS 104.4% (cost $3,219,390,922) (Note 5)				3,508,019,865
Liabilities in excess of other assets (4.4)%				(149,125,164)

NET ASSETS 100.0%				$3,358,894,701

The following abbreviations are used in the annual report.

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CVT—Convertible Security

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

REITs—Real Estate Investment Trusts

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $81,480,512 and 2.4% of net assets.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	Indicates a security or securities that have been deemed illiquid. (unaudited)

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	19

Portfolio of Investments (continued)

as of October 31, 2016

(b)	Indicates a restricted security; the aggregate cost of the restricted securities is $2,000,000. The aggregate value, $1,093,011, is approximately 0.0% of net assets.
(c)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $168,698,380; cash collateral of $173,037,256 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Institutional Money Market Fund
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$33,317,475	$30,210,798	$—
Air Freight & Logistics	—	33,984,633	—
Banks	174,052,405	—	—
Beverages	32,275,360	—	—
Biotechnology	19,686,882	—	—
Capital Markets	37,555,703	—	—
Chemicals	10,411,029	—	—
Communications Equipment	131,083,460	—	—
Containers & Packaging	37,025,787	—	—
Diversified Financial Services	—	—	1,093,011
Diversified Telecommunication Services	89,166,313	13,125,257	—
Electric Utilities	90,842,910	10,914,856	—
Energy Equipment & Services	35,108,529	—	—
Equity Real Estate Investment Trusts (REITs)	164,927,280	—	—
Food Products	234,723,553	—	—
Gas Utilities	13,352,472	—	—
Hotels, Restaurants & Leisure	117,060,752	—	—
Household Products	43,256,954	—	—
Independent Power & Renewable Electricity Producers	47,623,770	—	—
Industrial Conglomerates	66,963,174	—	—

See Notes to Financial Statements.

20

	Level 1	Level 2	Level 3
Common Stocks (continued)
IT Services	$112,635,227	$—	$—
Life Sciences Tools & Services	39,565,185	—	—
Media	51,232,611	—	—
Mortgage Real Estate Investment Trusts (REITs)	92,484,148	—	—
Multi-Utilities	17,846,073	—	—
Oil, Gas & Consumable Fuels	460,124,497	—	—
Pharmaceuticals	128,754,764	—	—
Road & Rail	67,381,842	—	—
Semiconductors & Semiconductor Equipment	66,886,591	—	—
Software	108,202,457	—	—
Specialty Retail	89,115,661	—	—
Textiles, Apparel & Luxury Goods	82,591,719	—	—
Tobacco	96,601,151	—	—
Transportation Infrastructure	5,011,498	—	—
Wireless Telecommunication Services	27,561,628	—	—
Preferred Stocks
Diversified Telecommunication Services	64,101,942	—	—
Electric Utilities	27,131,813	—	—
Electronic Equipment, Instruments & Components	25,885,689	—	—
Equity Real Estate Investment Trusts (REITs)	51,136,476	—	—
Internet Software & Services	68,468,511	—	—
Oil, Gas & Consumable Fuels	37,971,106	—	—
Pharmaceuticals	41,242,239	—	—
Convertible Bonds	—	—	80,387,501
Affiliated Mutual Funds	197,937,173	—	—

Total	$3,338,303,809	$88,235,544	$81,480,512

During the period, there were no transfers between Level 1 and Level 2 to report.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Convertible Bonds
Balance as of 10/31/15	$1,213,967	$59,173,184
Accrued discount/premium	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)*	(120,956)	(10,683,270)
Purchases	—	90,448,278
Sales/Paydowns	—	(58,550,691)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 10/31/16	$1,093,011	$80,387,501

*	Of which, $(10,181,733) was related to securities held at the reporting period end.

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	21

Portfolio of Investments (continued)

as of October 31, 2016

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

	Fair Value October 31, 2016	Valuation Methodology	Unobservable Input
Common Stocks	$1,093,011	Mark-to-Market (Index)	Discretionary Adjustment Rate
Convertible Bonds	$80,387,501	Market Approach	Single Broker Indicative Quote

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

Oil, Gas & Consumable Fuels	14.8%
Food Products	7.0
Equity Real Estate Investment Trusts (REITs)	6.4
Banks	6.4
Affiliated Mutual Funds (including 5.2% of collateral for securities on loan)	5.9
Pharmaceuticals	5.0
Diversified Telecommunication Services	4.9
Communications Equipment	3.9
Electric Utilities	3.8
Hotels, Restaurants & Leisure	3.5
IT Services	3.4
Software	3.2
Tobacco	2.9
Mortgage Real Estate Investment Trusts (REITs)	2.8
Specialty Retail	2.7
Textiles, Apparel & Luxury Goods	2.5
Internet Software & Services	2.1
Road & Rail	2.0
Industrial Conglomerates	2.0
Semiconductors & Semiconductor Equipment	2.0
Aerospace & Defense	1.9
Media	1.5
Independent Power & Renewable Electricity Producers	1.4%
Household Products	1.3
Financial Services	1.2
Life Sciences Tools & Services	1.2
Capital Markets	1.1
Containers & Packaging	1.1
Energy Equipment & Services	1.0
Air Freight & Logistics	1.0
Beverages	1.0
Wireless Telecommunication Services	0.8
Electronic Equipment, Instruments & Components	0.8
Biotechnology	0.6
Multi-Utilities	0.5
Gas Utilities	0.4
Chemicals	0.3
Transportation Infrastructure	0.1

104.4
Liabilities in excess of other assets	(4.4)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with this derivative instrument is equity risk.

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of October 31, 2016, accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

22

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$12,917

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	23

Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value, including securities on loan of $168,698,380:
Unaffiliated investments (cost $3,021,487,866)	$3,310,082,692
Affiliated investments (cost $197,903,056)	197,937,173
Receivable for investments sold	62,487,957
Receivable for Fund shares sold	7,325,352
Dividends and interest receivable	5,345,417
Tax reclaim receivable	1,948,555
Prepaid expenses	38,086

Total assets	3,585,165,232

Liabilities
Payable to broker for collateral for securities on loan	173,037,256
Payable for investments purchased	24,894,826
Payable for Fund shares reacquired	23,707,165
Management fee payable	2,235,213
Distribution fee payable	1,150,614
Accrued expenses and other liabilities	1,142,903
Affiliated transfer agent fee payable	101,130
Deferred directors’ fees	826
Payable to custodian	598

Total liabilities	226,270,531

Net Assets	$3,358,894,701

Net assets were comprised of:
Common stock, at par	$234,577
Paid-in capital in excess of par	3,210,825,905

3,211,060,482
Undistributed net investment income	10,155,334
Accumulated net realized loss on investment and foreign currency transactions	(150,838,518)
Net unrealized appreciation on investments and foreign currencies	288,517,403

Net assets, October 31, 2016	$3,358,894,701

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share, ($1,047,983,346 ÷ 71,385,683 shares of common stock issued and outstanding)	$14.68
Maximum sales charge (5.50% of offering price)	0.85

Maximum offering price to public	$15.53

Class B
Net asset value, offering price and redemption price per share, ($110,631,012 ÷ 8,129,235 shares of common stock issued and outstanding)	$13.61

Class C
Net asset value, offering price and redemption price per share, ($923,358,081 ÷ 68,038,279 shares of common stock issued and outstanding)	$13.57

Class Q
Net asset value, offering price and redemption price per share, ($8,187,954 ÷ 557,255 shares of common stock issued and outstanding)	$14.69

Class R
Net asset value, offering price and redemption price per share, ($40,268,503 ÷ 2,743,241 shares of common stock issued and outstanding)	$14.68

Class Z
Net asset value, offering price and redemption price per share, ($1,228,465,805 ÷ 83,723,345 shares of common stock issued and outstanding)	$14.67

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	25

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,028,278)	$150,627,626
Income from securities lending, net (including affiliated of $1,159,529)	1,438,641
Interest income	1,253,709
Affiliated dividend income	193,142

Total income	153,513,118

Expenses
Management fee	29,312,311
Distribution fee—Class A	3,759,547
Distribution fee—Class B	1,256,978
Distribution fee—Class C	10,749,833
Distribution fee—Class R	314,306
Transfer agent’s fees and expenses (including affiliated expense of $573,000)	4,467,000
Custodian and accounting fees	475,000
Shareholders’ reports	210,000
Registration fees	202,000
Directors’ fees	75,000
Insurance expenses	55,000
Legal fees and expenses	49,000
Audit fee	26,000
Commitment fee on syndicated credit agreement	19,000
Loan interest expense	9,508
Miscellaneous	30,775

Total expenses	51,011,258
Less: Distribution fee waiver—Class A	(626,591)
Distribution fee waiver—Class R	(104,769)

Net expenses	50,279,898

Net investment income (loss)	103,233,220

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $3,679)	(141,562,476)
Foreign currency transactions	(507,031)

(142,069,507)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $34,117)	(40,155,225)
Foreign currencies	437,633

(39,717,592)

Net gain (loss) on investment and foreign currency transactions	(181,787,099)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(78,553,879)

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$103,233,220	$110,926,875
Net realized gain (loss) on investment and foreign currency transactions	(142,069,507)	335,963,743
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(39,717,592)	(536,234,184)

Net increase (decrease) in net assets resulting from operations	(78,553,879)	(89,343,566)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(36,487,736)	(33,743,714)
Class B	(2,986,551)	(2,188,040)
Class C	(25,761,409)	(18,415,554)
Class Q	(663,795)	(436,796)
Class R	(1,082,929)	(763,518)
Class Z	(42,107,275)	(39,024,552)

	(109,089,695)	(94,572,174)

Distributions from net realized gains
Class A	(109,570,929)	(69,567,800)
Class B	(11,268,323)	(7,171,006)
Class C	(98,044,860)	(55,233,468)
Class Q	(1,994,090)	(253,788)
Class R	(3,289,249)	(1,670,449)
Class Z	(113,423,171)	(70,679,946)

	(337,590,622)	(204,576,457)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	575,420,653	928,311,730
Net asset value of shares issued in reinvestment of dividends and distributions	377,762,036	244,337,779
Cost of shares reacquired	(1,785,807,711)	(1,118,715,152)

Net increase (decrease) in net assets from Fund share transactions	(832,625,022)	53,934,357

Total increase (decrease)	(1,357,859,218)	(334,557,840)

Net Assets:
Beginning of year	4,716,753,919	5,051,311,759

End of year(a)	$3,358,894,701	$4,716,753,919

(a) Includes undistributed net investment income of:	$10,155,334	$15,737,372

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	27

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 10 (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company was organized on March 5, 1997, as a Maryland Corporation. The Company operates as a series company. At October 31, 2016, the Company consisted of two diversified investment funds: Prudential Jennison Equity Income Fund and Prudential QMA Mid-Cap Value Fund (the “Fund”). The information presented in these financial statements pertains to Prudential Jennison Equity Income Fund. The financial statements of the other Fund are not presented herein.

The investment objective of the Fund is income and capital appreciation.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing

28

price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to the guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are

Prudential Jennison Equity Income Fund	29

Notes to Financial Statements (continued)

restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement

30

dates on securities transactions, and the difference between the amounts of interest, dividends, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain (loss) on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily

Prudential Jennison Equity Income Fund	31

Notes to Financial Statements (continued)

enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/ insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those

32

agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2016, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Prudential Jennison Equity Income Fund	33

Notes to Financial Statements (continued)

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .85% of the average daily net assets of the Fund up to and including $500 million, .80% on the next $500 million, .75% on the next $1.50 billion, .725% on the next $2.5 billion, .70% on the next $2.5 billion, .675% on the next $2.5 billion, and .65% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate was .76% of the Fund’s average daily net assets for the year ended October 31, 2016.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q,

34

Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and paid monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75%, of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively, through February 28, 2018.

PIMS has advised the Fund that it has received $1,329,323 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2016, it received $8,382, $172,508 and $85,466, in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses shown in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as the securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period November 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated approximately $60,300 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 through July 5, 2016 and totaled $33,113. Additionally PGIM, Inc., reimbursed the Fund $202,900 related to securities lending income adjustments. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act,

Prudential Jennison Equity Income Fund	35

Notes to Financial Statements (continued)

that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of investment securities, other than short-term investments and U.S. Government securities, for the year ended October 31, 2016, were $1,844,654,971 and $3,094,630,506 respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2016, the adjustments were to increase undistributed net investment income by $274,437, increase accumulated net realized loss on investment and foreign currency transactions by $274,423 and decrease paid-in capital in excess of par by $14 due to differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, partnership investments and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2016, the tax character of dividends paid by the Fund were $109,089,695 of ordinary income and $337,590,622 of long-term capital gains. For the year ended October 31, 2015, the tax character of dividends paid by the Fund were $115,338,013 of ordinary income and $183,810,618 of long-term capital gains.

36

As of October 31, 2016, the accumulated undistributed earnings on a tax basis was $10,156,160 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$3,228,138,868	$409,128,927	$(129,247,930)	$279,880,997	$(111,540)	$279,769,457

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in partnerships. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and options.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2016 of approximately $142,091,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Purchases of $1 million or more are subject to a contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of their purchase. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of capital. Of the Company’s authorized capital stock, 2.97 billion authorized shares, with a par value of $.001 per share, have been allocated to the Fund

Prudential Jennison Equity Income Fund	37

Notes to Financial Statements (continued)

and divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z capital stock, each of which consists of 1,250 million, 20 million, 300 million, 75 million, 75 million, and 1,250 million authorized shares, respectively.

As of October 31, 2016, 5 shareholders of record held 59% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	6,343,974	$93,632,081
Shares issued in reinvestment of dividends and distributions	9,137,859	129,807,513
Shares reacquired	(37,958,441)	(564,131,712)

Net increase (decrease) in shares outstanding before conversion	(22,476,608)	(340,692,118)
Shares issued upon conversion from other share class(es)	871,914	13,015,338
Shares reacquired upon conversion into other share class(es)	(2,572,700)	(38,868,503)

Net increase (decrease) in shares outstanding	(24,177,394)	$(366,545,283)

Year ended October 31, 2015:
Shares sold	15,358,297	$268,125,533
Shares issued in reinvestment of dividends and distributions	5,295,522	91,082,434
Shares reacquired	(22,030,987)	(379,241,006)

Net increase (decrease) in shares outstanding before conversion	(1,377,168)	(20,033,039)
Shares issued upon conversion from other share class(es)	819,261	14,257,263
Shares reacquired upon conversion into other share class(es)	(1,838,818)	(32,091,873)

Net increase (decrease) in shares outstanding	(2,396,725)	$(37,867,649)

Class B
Year ended October 31, 2016:
Shares sold	256,130	$3,443,900
Shares issued in reinvestment of dividends and distributions	827,419	10,909,184
Shares reacquired	(2,006,417)	(27,574,116)

Net increase (decrease) in shares outstanding before conversion	(922,868)	(13,221,032)
Shares reacquired upon conversion into other share class(es)	(403,920)	(5,599,560)

Net increase (decrease) in shares outstanding	(1,326,788)	$(18,820,592)

Year ended October 31, 2015:
Shares sold	346,362	$5,665,305
Shares issued in reinvestment of dividends and distributions	443,441	7,146,269
Shares reacquired	(1,323,724)	(21,324,148)

Net increase (decrease) in shares outstanding before conversion	(533,921)	(8,512,574)
Shares reacquired upon conversion into other share class(es)	(358,133)	(5,793,109)

Net increase (decrease) in shares outstanding	(892,054)	$(14,305,683)

38

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	5,347,889	$72,398,378
Shares issued in reinvestment of dividends and distributions	7,632,260	100,328,371
Shares reacquired	(25,535,466)	(351,042,517)

Net increase (decrease) in shares outstanding before conversion	(12,555,317)	(178,315,768)
Shares reacquired upon conversion into other share class(es)	(2,493,311)	(34,550,316)

Net increase (decrease) in shares outstanding	(15,048,628)	$(212,866,084)

Year ended October 31, 2015:
Shares sold	14,168,773	$231,046,504
Shares issued in reinvestment of dividends and distributions	3,661,966	58,817,343
Shares reacquired	(10,990,308)	(176,105,022)

Net increase (decrease) in shares outstanding before conversion	6,840,431	113,758,825
Shares issued upon conversion from other share class(es)	2,160	34,271
Shares reacquired upon conversion into other share class(es)	(1,503,822)	(24,422,276)

Net increase (decrease) in shares outstanding	5,338,769	$89,370,820

Class Q
Year ended October 31, 2016:
Shares sold	261,037	$3,772,678
Shares issued in reinvestment of dividends and distributions	137,485	1,953,468
Shares reacquired*	(1,526,458)	(22,691,532)

Net increase (decrease) in shares outstanding before conversion	(1,127,936)	(16,965,386)
Shares issued upon conversion from other share class(es)	38,892	589,491

Net increase (decrease) in shares outstanding	(1,089,044)	$(16,375,895)

Year ended October 31, 2015:
Shares sold	1,719,200	$30,534,623
Shares issued in reinvestment of dividends and distributions	34,798	591,568
Shares reacquired	(419,969)	(7,087,368)

Net increase (decrease) in shares outstanding	1,334,029	$24,038,823

Class R
Year ended October 31, 2016:
Shares sold	548,868	$8,248,279
Shares issued in reinvestment of dividends and distributions	307,452	4,372,110
Shares reacquired	(790,165)	(11,757,112)

Net increase (decrease) in shares outstanding before conversion	66,155	863,277
Shares issued upon conversion from other share class(es)	506	7,546

Net increase (decrease) in shares outstanding	66,661	$870,823

Year ended October 31, 2015
Shares sold	805,012	$14,064,831
Shares issued in reinvestment of dividends and distributions	141,634	2,433,967
Shares reacquired	(524,743)	(9,037,014)

Net increase (decrease) in shares outstanding	421,903	$7,461,784

Prudential Jennison Equity Income Fund	39

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended October 31, 2016:
Shares sold	25,995,254	$393,925,337
Shares issued in reinvestment of dividends and distributions	9,173,292	130,391,390
Shares reacquired	(54,019,778)	(808,610,722)

Net increase (decrease) in shares outstanding before conversion	(18,851,232)	(284,293,995)
Shares issued upon conversion from other share class(es)	4,592,069	69,091,973
Shares reacquired upon conversion into other share class(es)	(247,263)	(3,685,969)

Net increase (decrease) in shares outstanding	(14,506,426)	$(218,887,991)

Year ended October 31, 2015:
Shares sold	21,770,698	$378,874,934
Shares issued in reinvestment of dividends and distributions	4,906,364	84,266,198
Shares reacquired	(30,649,392)	(525,920,594)

Net increase (decrease) in shares outstanding before conversion	(3,972,330)	(62,779,462)
Shares issued upon conversion from other share class(es)	3,096,399	53,910,068
Shares reacquired upon conversion into other share class(es)	(338,712)	(5,894,344)

Net increase (decrease) in shares outstanding	(1,214,643)	$(14,763,738)

*	Includes affiliated redemption of 95 shares with a value of $1,528 for Class Q.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2016. The average daily balance for the 7 days that the Fund had loans outstanding during the period was $29,825,143, borrowed at a weighted average interest rate of 1.64%. The maximum loan outstanding amount during the period was $61,415,000. At October 31, 2016, the Fund did not have an outstanding loan balance.

40

Note 8. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Prudential Jennison Equity Income Fund	41

Financial Highlights

Class A Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$16.59	$17.88	$16.84	$13.90	$12.98
Income (loss) from investment operations:
Net investment income (loss)	.42	.40	.70	.40	.55
Net realized and unrealized gain (loss) on investments	(.66)	(.65)	1.77	3.01	.83
Total from investment operations	(.24)	(.25)	2.47	3.41	1.38
Less Dividends and Distributions:
Dividends from net investment income	(.44)	(.34)	(.70)	(.47)	(.46)
Distributions from net realized gains on investments	(1.23)	(.70)	(.73)	-	-
Total dividends and distributions	(1.67)	(1.04)	(1.43)	(.47)	(.46)
Net asset value, end of year	$14.68	$16.59	$17.88	$16.84	$13.90
Total Return(a)	(1.00)%	(1.53)%	15.36%	25.14%	10.77%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,048.0	$1,584.9	$1,751.8	$1,738.3	$1,249.1
Average net assets (in millions)	$1,253.2	$1,745.2	$1,807.3	$1,458.7	$1,124.3
Ratios to average net assets(c):
Expense after fee waivers and/or expense reimbursement	1.16%	1.13%	1.13%	1.16%	1.17%
Expense before fee waivers and/or expense reimbursement	1.21%	1.18%	1.18%	1.21%	1.22%
Net investment income (loss)	2.84%	2.31%	4.04%	2.63%	4.07%
Portfolio turnover rate	48%	76%	57%	91%	72%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

42

Class B Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$15.51	$16.79	$15.90	$13.15	$12.31
Income (loss) from investment operations:
Net investment income (loss)	.28	.25	.53	.25	.43
Net realized and unrealized gain (loss) on investments	(.61)	(.61)	1.67	2.87	.77
Total from investment operations	(.33)	(.36)	2.20	3.12	1.20
Less Dividends and Distributions:
Dividends from net investment income	(.34)	(.22)	(.58)	(.37)	(.36)
Distributions from net realized gains on investments	(1.23)	(.70)	(.73)	-	-
Total dividends and distributions	(1.57)	(.92)	(1.31)	(.37)	(.36)
Net asset value, end of year	$13.61	$15.51	$16.79	$15.90	$13.15
Total Return(a)	(1.73)%	(2.28)%	14.52%	24.16%	9.91%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$110.6	$146.6	$173.7	$159.3	$90.6
Average net assets (in millions)	$125.7	$164.6	$171.9	$119.3	$76.5
Ratios to average net assets(c):
Expense after fee waivers and/or expense reimbursement	1.91%	1.88%	1.88%	1.91%	1.92%
Expense before fee waivers and/or expense reimbursement	1.91%	1.88%	1.88%	1.91%	1.92%
Net investment income (loss)	2.04%	1.56%	3.25%	1.81%	3.33%
Portfolio turnover rate	48%	76%	57%	91%	72%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	43

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$15.47	$16.75	$15.87	$13.12	$12.28
Income (loss) from investment operations:
Net investment income (loss)	.28	.25	.51	.27	.43
Net realized and unrealized gain (loss) on investments	(.61)	(.61)	1.68	2.85	.77
Total from investment operations	(.33)	(.36)	2.19	3.12	1.20
Less Dividends and Distributions:
Dividends from net investment income	(.34)	(.22)	(.58)	(.37)	(.36)
Distributions from net realized gains on investments	(1.23)	(.70)	(.73)	-	-
Total dividends and distributions	(1.57)	(.92)	(1.31)	(.37)	(.36)
Net asset value, end of year	$13.57	$15.47	$16.75	$15.87	$13.12
Total Return(a)	(1.73)%	(2.29)%	14.48%	24.22%	9.93%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$923.4	$1,285.1	$1,302.2	$1,066.6	$691.5
Average net assets (in millions)	$1,075.0	$1,353.4	$1,195.7	$851.3	$615.1
Ratios to average net assets(c):
Expense after fee waivers and/or expense reimbursement	1.91%	1.88%	1.88%	1.91%	1.92%
Expense before fee waivers and/or expense reimbursement	1.91%	1.88%	1.88%	1.91%	1.92%
Net investment income (loss)	2.06%	1.56%	3.16%	1.87%	3.33%
Portfolio turnover rate	48%	76%	57%	91%	72%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

44

Class Q Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$16.60	$17.90	$16.85	$13.90	$12.99
Income (loss) from investment operations:
Net investment income (loss)	.51	.47	.74	.46	.62
Net realized and unrealized gain (loss) on investments	(.69)	(.67)	1.80	3.01	.80
Total from investment operations	(.18)	(.20)	2.54	3.47	1.42
Less Dividends and Distributions:
Dividends from net investment income	(.50)	(.40)	(.76)	(.52)	(.51)
Distributions from net realized gains on investments	(1.23)	(.70)	(.73)	-	-
Total dividends and distributions	(1.73)	(1.10)	(1.49)	(.52)	(.51)
Net asset value, end of year	$14.69	$16.60	$17.90	$16.85	$13.90
Total Return(a)	(0.62)%	(1.23)%	15.81%	25.64%	11.09%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8.2	$27.3	$5.6	$2.7	$2.2
Average net assets (in millions)	$20.2	$16.0	$2.8	$2.3	$1.7
Ratios to average net assets(c):
Expense after fee waivers and/or expense reimbursement	.79%	.78%	.78%	.81%	.81%
Expense before fee waivers and/or expense reimbursement	.79%	.78%	.78%	.81%	.81%
Net investment income	3.43%	2.77%	4.30%	3.00%	4.57%
Portfolio turnover rate	48%	76%	57%	91%	72%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	45

Financial Highlights (continued)

Class R Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$16.58	$17.88	$16.84	$13.89	$12.98
Income (loss) from investment operations:
Net investment income (loss)	.37	.36	.59	.34	.52
Net realized and unrealized gain (loss) on investments	(.64)	(.67)	1.84	3.05	.81
Total from investment operations	(.27)	(.31)	2.43	3.39	1.33
Less Dividends and Distributions:
Dividends from net investment income	(.40)	(.29)	(.66)	(.44)	(.42)
Distributions from net realized gains on investments	(1.23)	(.70)	(.73)	-	-
Total dividends and distributions	(1.63)	(.99)	(1.39)	(.44)	(.42)
Net assets, end of year	$14.68	$16.58	$17.88	$16.84	$13.89
Total Return(b)	(1.19)%	(1.83)%	15.08%	24.86%	10.42%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$40.3	$44.4	$40.3	$22.4	$8.9
Average net assets (in millions)	$41.9	$44.6	$32.5	$14.7	$5.7
Ratios to average net assets(c):
Expense after fee waivers and/or expense reimbursement	1.41%	1.38%	1.38%	1.41%	1.42%
Expense before fee waivers and/or expense reimbursement	1.66%	1.63%	1.63%	1.66%	1.67%
Net investment income (loss)	2.48%	2.07%	3.40%	2.25%	3.83%
Portfolio turnover rate	48%	76%	57%	91%	72%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

46

Class Z Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$16.58	$17.88	$16.84	$13.89	$12.97
Income (loss) from investment operations:
Net investment income (loss)	.46	.44	.69	.43	.59
Net realized and unrealized gain (loss) on investments	(.66)	(.66)	1.82	3.03	.82
Total from investment operations	(.20)	(.22)	2.51	3.46	1.41
Less Dividends and Distributions:
Dividends from net investment income	(.48)	(.38)	(.74)	(.51)	(.49)
Distributions from net realized gains on investments	(1.23)	(.70)	(.73)	-	-
Total dividends and distributions	(1.71)	(1.08)	(1.47)	(.51)	(.49)
Net asset value, end of year	$14.67	$16.58	$17.88	$16.84	$13.89
Total Return(a)	(0.75)%	(1.33)%	15.65%	25.47%	11.06%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,228.5	$1,628.4	$1,777.7	$1,254.1	$837.3
Average net assets (in millions)	$1,337.5	$1,779.5	$1,457.1	$1,023.2	$713.7
Ratios to average net assets(c):
Expense after fee waivers and/or expense reimbursement	.91%	.88%	.88%	.91%	.92%
Expense before fee waivers and/or expense reimbursement	.91%	.88%	.88%	.91%	.92%
Net investment income (loss)	3.08%	2.56%	4.00%	2.87%	4.33%
Portfolio turnover rate	48%	76%	57%	91%	72%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	47

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 10:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Equity Income Fund, one of the series constituting Prudential Investment Portfolios, Inc. 10 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2016

48

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2016, the Fund reports the maximum amount allowed per share, but not less than $1.23 for Class A, B, C, Q, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2016, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
Prudential Jennison Equity Income Fund	100.00%	96.44%

In January 2017 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

Prudential Jennison Equity Income Fund	49

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Equity Income Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Equity Income Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison Equity Income Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Equity Income Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017 after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Jennison Equity Income Fund is a series of Prudential Investment Portfolios, Inc. 10.

Prudential Jennison Equity Income Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Jennison Equity Income Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Equity Income Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	3rd Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three- and ten-year periods, although it underperformed over the other periods.
•

The Board considered PI’s assertion that the Fund’s larger exposure to commodity related names detracted from the Fund’s recent performance relative to the Peer Universe, and that because of this difference in investment strategies, the benchmark index is a better comparative source against which to evaluate the Fund’s performance than the Peer Universe.

•

The Board also considered PI’s assertion that while the Fund’s flexible approach leads to performance deviations from the benchmark over shorter time periods, it has led to outperformance over the longer-term.

•

In this regard, the Board considered that the Fund’s relative underperformance in 2015 affected its ranking against its Peer Universe and benchmark. Longer-term, the Board noted that the Fund remains competitive versus the benchmark, with a record of achieving results exceeding or on par with the benchmark for all but two of the one-year periods since 2006.

•

The Board also considered that, since the subadviser began managing the Fund in January 2007, the Fund’s Class A performance ranking has been consistently stronger than its Peer Universe over rolling 5-year time periods, ranking in the 1st quartile in 71% of periods and in the 2nd quartile in 14% of periods. The Board also noted information from PI indicating that the Fund’s net total expense ratio was within twelve basis points of the median of all funds in the Peer Group.

•

The Board noted that PI indicated that the management fee for this fund is slightly higher than the Peer Group median because it is quite different than most equity income funds in its relatively heavy use of small- and mid-cap stocks.

•	The Board considered that the net total expense ratio has decreased by nine basis points over the last five years, of which seven bps has been through a reduction in the management fee.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

*     *     *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Equity Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Equity Income Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON EQUITY INCOME FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	SPQAX	JEIBX	AGOCX	PJIQX	PJERX	JDEZX
CUSIP	74441L808	74441L881	74441L873	74441L816	74441L790	74441L832

MF203E    0300099-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential QMA Mid-Cap Value Fund

ANNUAL REPORT	OCTOBER 31, 2016

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Objective: Capital growth

Highlights

PRUDENTIAL QMA MID-CAP VALUE FUND

•

To control risk, the Fund typically limits deviations from its benchmark in individual securities. Consequently, the only position to contribute more than half a percentage point to the Fund’s relative performance during this reporting period was the positive impact of its overweight in Newmont Mining Corporation. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	The Fund’s underperformance of the Russell Midcap Value Index was primarily due to both underweighting and underperformance in the energy and information technology sectors.

•	The negative impact was mitigated by overweighting financials and materials sectors and by strong stock selection in financials.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential QMA Mid-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth.

Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA Mid-Cap Value Fund

December 15, 2016

Prudential QMA Mid-Cap Value Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	3.38	82.84	102.13	—
Class B	2.57	76.14	87.81	—
Class C	2.64	76.24	87.63	—
Class Q	3.79	86.71	N/A	79.63 (1/18/11)
Class R	3.17	N/A	N/A	0.27 (12/22/14)
Class Z	3.64	85.20	107.76	—
Russell Midcap Value Index	7.84	93.14	100.33	—
S&P MidCap 400 Index	6.26	83.61	123.53	—
Russell Midcap Index	4.17	85.22	107.11	—
Lipper Mid-Cap Value Funds Average	4.82	74.68	78.45	—

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	3.60	14.43	7.37	—
Class B	3.89	14.76	7.21	—
Class C	7.86	14.87	7.19	—
Class Q	10.07	16.21	N/A	11.00 (1/18/11)
Class R	9.43	N/A	N/A	0.75 (12/22/14)
Class Z	9.95	16.02	8.29	—
Russell Midcap Value Index	17.26	17.38	7.89	—
S&P MidCap 400 Index	15.33	16.50	9.11	—
Russell Midcap Index	14.25	16.67	8.32	—
Lipper Mid-Cap Value Funds Average	13.59	15.17	6.61	—

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Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–2.31	11.56	6.69	—
Class B	–2.18	11.86	6.51	—
Class C	1.69	12.00	6.50	—
Class Q	3.79	13.30	N/A	10.65 (1/18/11)
Class R	3.17	N/A	N/A	0.14 (12/22/14)
Class Z	3.64	13.12	7.59	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	3.38	12.83	7.29	—
Class B	2.57	11.99	6.51	—
Class C	2.64	12.00	6.50	—
Class Q	3.79	13.30	N/A	10.65 (1/18/11)
Class R	3.17	N/A	N/A	0.14 (12/22/14)
Class Z	3.64	13.12	7.59	—

Growth of a $10,000 Investment

Prudential QMA Mid-Cap Value Fund	5

Your Fund’s Performance (continued)

The graph compares a $10,000 investment in the Prudential QMA Mid-Cap Value Fund (Class A shares) with a similar investment in the S&P MidCap 400 Index and Russell Midcap Value Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2006) and the account values at the end of the current fiscal year (October 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables above, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

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	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Russell Midcap Value Index—The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks included in the index are also members of the Russell 1000 Value Index. The cumulative total returns for the Index measured from the month-end closest to the inception date through 10/31/16 are 84.94% for Class Q shares and 5.66% for Class R shares. The average annual total returns for the Index measured from the month-end closest to the inception date through 9/30/16 are 11.94% for Class Q shares and 4.65% for Class R shares.

Standard & Poor’s MidCap 400 Index—The Standard & Poor’s MidCap 400 Index (S&P MidCap 400 Index) is an unmanaged index of 400 domestic stocks chosen for market capitalization, liquidity, and industry group representation. It gives a broad look at how US mid-cap stock prices have performed. The cumulative total returns for the Index measured from the month-end closest to the inception date through 10/31/16 are 78.10% for Class Q shares and 7.02% for Class R shares. The average annual total returns for the Index measured from the month-end closest to the inception date through 9/30/16 are 11.25% for Class Q shares and 5.57% for Class R shares.

Russell Midcap Index—The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The cumulative total returns for the Index measured from the month-end closest to the inception date through 10/31/16 are 79.67% for Class Q shares and 4.16% for Class R shares. The average annual total returns for the Index measured from the month-end closest to the inception date through 9/30/16 are 11.53% for Class Q shares and 4.26% for Class R shares.

Prudential QMA Mid-Cap Value Fund	7

Your Fund’s Performance (continued)

Lipper Mid-Cap Value Funds Average—The Lipper Mid-Cap Value Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Mid-Cap Value Funds category for the periods noted. Funds in the Lipper Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the companies in the S&P MidCap 400 Index. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date through 10/31/16 are 64.28% for Class Q shares and 1.72% for Class R shares. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date through 9/30/16 are 9.64% for Class Q shares and 2.42% for Class R shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/16 (%)
SunTrust Banks, Inc., Banks	1.6
Synchrony Financial, Consumer Finance	1.6
United Continental Holdings, Inc., Airlines	1.5
Public Service Enterprise Group, Inc., Multi-Utilities	1.4
Fifth Third Bancorp, Banks	1.4

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/16 (%)
Insurance	10.6
Banks	9.9
Equity Real Estate Investment Trusts (REITs)	8.9
Oil, Gas & Consumable Fuels	6.5
Mortgage Real Estate Investment Trusts (REITs)	4.2

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA Mid-Cap Value Fund’s Class A shares returned 3.38% for the 12-month reporting period ended October 31, 2016, below the 7.84% return of the benchmark Russell Midcap Value Index (the Index) and also below the 4.82% return of the Lipper Mid-Cap Value Funds Average.

What were market conditions?

•

When the reporting period began, the equity markets were dominated by anxiety about the potential of a Federal Reserve (Fed) rate hike, the health of the Chinese economy, and China’s unexpected devaluation of its currency, the yuan. Fixed income markets, meanwhile, reflected investor uncertainty about weaker global economic growth, the Fed’s rate-hiking schedule, and steep declines in energy and commodity prices. In mid-December, the Fed raised its federal funds rate target by 0.25% to between 0.25% and 0.50% and said it would likely raise short-term interest rates four times during 2016.

•

Early in the first quarter of 2016, risk aversion increased amid deteriorating economic data in developed and emerging markets, a further drop in commodity prices, and heightened volatility in global financial markets. By March, investor sentiment had improved, commodity prices had regained some ground, and the number of negative economic surprises had diminished. At its March policy meeting, the Fed suggested it would likely hike rates only twice in 2016.

•

During the second quarter, fears about the global economy receded in the face of considerable stimulus by China’s policymakers, stronger-than-anticipated first-quarter European economic growth, and signs that the Japanese economy was doing somewhat better than expected. Late June, the UK’s surprise vote to leave the European Union, known as “Brexit,” briefly increased market volatility, although the macroeconomic fallout appeared manageable, if not limited. Ongoing stimulus by global central banks drove down interest rates around the world.

•

In the third quarter and through the end of the period, global central bank monetary policy remained accommodative, providing support to the world’s bond markets. The Fed kept its short-term interest rate target unchanged throughout 2016. Credit spreads (differences in yields between corporate bonds and US Treasury securities of comparable maturity) narrowed during the quarter. US economic data released in October revealed stronger-than-expected growth estimates for the third quarter. Equity markets closed lower and bond markets fluctuated in October due in part to expectations of a Fed rate hike in December 2016 and mixed economic data regarding China’s economy.

What worked?

•	The Fund added value particularly in the materials, financials, and health care sectors. The advantage in the materials sector came primarily from overweights compared with

Prudential QMA Mid-Cap Value Fund	9

Strategy and Performance Overview (continued)

their Index weightings in metals & mining stocks, particularly positions in the gold miner Newmont Mining Corporation and in steel producer Steel Dynamics. Newmont Mining shares rose during the year due to its solid earnings performance, while Steel Dynamics was helped by profit improvements.

•

In the financials sector, the Fund was helped by overweights in banks and in mortgage REITs. It also benefited from positions in certain specific companies, notably insurer Endurance Specialty Holdings Ltd and regional bank Citizens Financial Group. Endurance Specialty shares reflected an acquisition agreement with Sompo Japan at a significant premium to its market price at the time, while Citizens Financial added value through strong revenue growth.

•

In contrast, it was the Fund’s below-benchmark exposure to the pharmaceutical industry that added to its performance relative to the Index in the health care sector. QMA’s model viewed the industry overall as relatively expensive. The largest benefit came from not holding Perrigo Co. Plc, a manufacturer of over-the-counter private label pharmaceuticals whose stock fell after disappointing earnings. In other sectors, positions in Royal Caribbean Cruises Ltd and Senior Housing Properties Trust were among the largest contributors to relative performance.

What didn’t work?

•	The Fund’s underperformance of the Index was due primarily to its positioning in the energy, information technology, and utilities sectors.

•

The largest detractors in the energy sector were positions in the refiner HollyFrontier Corporation, and in drillers Ensco plc and Noble Corporation. HollyFrontier was hurt by a weakening refining environment, while the drillers faced significant headwinds from the challenging oil market.

•

In the information technology sector, not holding chip manufacturer NVIDIA Corporation, which the QMA model classified as expensive, detracted from relative performance as the company posted strong earnings and significant sales growth. In addition, Avnet Inc. and First Solar Inc. were overweighted in the Fund, but underperformed during the reporting period.

•

The Fund’s relative performance was also hurt by its below-Index exposure to the expensive, but strong-performing, utilities sector, and particularly by its underweights in Westar Energy and Xcel Energy. These two stocks were among the sector’s top performers.

10	Visit our website at prudentialfunds.com

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Newmont Mining Corporation	0.73	NVIDIA Corporation	–0.31
Perrigo Co. Plc	0.35	HollyFrontier Corporation	–0.31
Royal Caribbean Cruises Ltd.	0.30	Mosaic Company	–0.27
Senior Housing Properties Trust	0.29	Voya Financial, Inc.	–0.27
Endurance Specialty Holdings Ltd.	0.27	Jones Lang LaSalle Incorporated	–0.24

Current outlook

Over this reporting period, value stocks outperformed growth stocks in the Russell Midcap universe. However, within the Russell Midcap Value Index, more expensive stocks outperformed the Index. As a result, the QMA strategy, which focuses on deeper-valued stocks, lagged the Index. This recent underperformance of deeper-valued stocks has resulted in their shares being priced at even larger discounts than more expensive stocks to the QMA valuation measure. That is, the model shows them to have greater potential gains. Consequently, the Fund is maintaining its focus on stocks that have low prices relative to earnings, cash flow, and book value. QMA believes the deeply discounted valuations of the Fund’s holdings present an opportunity for strong future performance.

Prudential QMA Mid-Cap Value Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

12	Visit our website at prudentialfunds.com

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Mid-Cap Value Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,028.50	1.21%	$6.17
	Hypothetical	$1,000.00	$1,019.05	1.21%	$6.14
Class B	Actual	$1,000.00	$1,024.10	1.96%	$9.97
	Hypothetical	$1,000.00	$1,015.28	1.96%	$9.93
Class C	Actual	$1,000.00	$1,024.80	1.96%	$9.98
	Hypothetical	$1,000.00	$1,015.28	1.96%	$9.93
Class Q	Actual	$1,000.00	$1,030.40	0.80%	$4.08
	Hypothetical	$1,000.00	$1,021.11	0.80%	$4.06
Class R	Actual	$1,000.00	$1,027.30	1.46%	$7.44
	Hypothetical	$1,000.00	$1,017.80	1.46%	$7.41
Class Z	Actual	$1,000.00	$1,029.80	0.96%	$4.90
	Hypothetical	$1,000.00	$1,020.31	0.96%	$4.88

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential QMA Mid-Cap Value Fund	13

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.34	1.20
B	2.04	1.95
C	2.04	1.95
Q	0.89	0.80
R	1.79	1.45
Z	1.04	0.95

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

14	Visit our website at prudentialfunds.com

Portfolio of Investments

as of October 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.8%

COMMON STOCKS 99.3%

Aerospace & Defense 1.3%
Huntington Ingalls Industries, Inc.	28,300	$4,566,488
Spirit AeroSystems Holdings, Inc. (Class A Stock)*	108,200	5,448,952

		10,015,440

Airlines 3.2%
Alaska Air Group, Inc.	78,400	5,662,048
JetBlue Airways Corp.*	424,500	7,420,260
Spirit Airlines, Inc.*	2,100	100,653
United Continental Holdings, Inc.*	201,900	11,352,837

		24,535,798

Auto Components 2.0%
Adient PLC*	410	18,659
BorgWarner, Inc.	34,700	1,243,648
Goodyear Tire & Rubber Co. (The)	250,400	7,269,112
Lear Corp.	54,800	6,728,344

		15,259,763

Banks 9.9%
Associated Banc-Corp.	23,200	470,960
CIT Group, Inc.	122,600	4,454,058
Citizens Financial Group, Inc.	313,700	8,262,858
East West Bancorp, Inc.	23,900	944,289
Fifth Third Bancorp	499,700	10,873,472
Huntington Bancshares, Inc.	702,900	7,450,740
KeyCorp.	626,900	8,851,828
M&T Bank Corp.	75,400	9,253,842
PacWest Bancorp	78,800	3,419,132
Regions Financial Corp.	850,100	9,104,571
SunTrust Banks, Inc.	269,700	12,198,531
TCF Financial Corp.	59,300	847,990

		76,132,271

Biotechnology 0.1%
United Therapeutics Corp.*	7,300	876,511

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	15

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Building Products 1.0%
Johnson Controls International PLC	4,100	$165,312
Owens Corning	143,300	6,990,174
USG Corp.*	30,100	757,918

		7,913,404

Capital Markets 0.6%
Affiliated Managers Group, Inc.*	3,800	504,108
Ameriprise Financial, Inc.	45,600	4,030,584

		4,534,692

Chemicals 4.0%
Cabot Corp.	82,400	4,296,336
Celanese Corp. (Class A Stock)	69,300	5,053,356
CF Industries Holdings, Inc.	102,100	2,451,421
Eastman Chemical Co.	70,400	5,062,464
Mosaic Co. (The)(a)	317,000	7,459,010
Westlake Chemical Corp.	124,000	6,421,960

		30,744,547

Communications Equipment 1.1%
Brocade Communications Systems, Inc.	646,700	6,855,020
EchoStar Corp. (Class A Stock)*	33,300	1,556,442

		8,411,462

Construction & Engineering 1.1%
AECOM*	184,400	5,135,540
Chicago Bridge & Iron Co. NV	40,700	1,303,214
Fluor Corp.	32,700	1,700,073
KBR, Inc.	41,600	616,096

		8,754,923

Consumer Finance 3.4%
Ally Financial, Inc.	457,700	8,270,639
Navient Corp.	449,500	5,744,610
Synchrony Financial	417,200	11,927,748

		25,942,997

Containers & Packaging 2.7%
Crown Holdings, Inc.*	52,900	2,869,825
Graphic Packaging Holding Co.	13,700	171,250
International Paper Co.	158,900	7,155,267

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)
Owens-Illinois, Inc.*	36,800	$710,240
WestRock Co.	206,558	9,540,914

		20,447,496

Diversified Financial Services 1.0%
Voya Financial, Inc.	250,200	7,643,610

Diversified Telecommunication Services 1.2%
CenturyLink, Inc.	358,600	9,531,588

Electric Utilities 3.5%
Entergy Corp.	125,500	9,246,840
FirstEnergy Corp.	220,800	7,571,232
PPL Corp.	296,500	10,181,810

		26,999,882

Electrical Equipment 0.3%
Regal Beloit Corp.	40,400	2,387,640

Electronic Equipment, Instruments & Components 2.2%
Arrow Electronics, Inc.*	120,200	7,346,624
Ingram Micro, Inc. (Class A Stock)	36,810	1,369,332
Jabil Circuit, Inc.	368,800	7,870,192

		16,586,148

Energy Equipment & Services 2.1%
Baker Hughes, Inc.	34,600	1,916,840
Diamond Offshore Drilling, Inc.(a)	234,100	3,860,309
Dril-Quip, Inc.*	6,000	285,000
Ensco PLC (Class A Stock)	345,500	2,701,810
Noble Corp. PLC(a)	217,392	1,073,916
Oceaneering International, Inc.	63,200	1,504,160
Rowan Cos. PLC (Class A Stock)(a)	187,300	2,485,471
Transocean Ltd.*(a)	210,300	2,020,983

		15,848,489

Equity Real Estate Investment Trusts (REITs) 8.9%
Apple Hospitality REIT, Inc.	359,800	6,487,194
Brandywine Realty Trust	418,100	6,480,550
Brixmor Property Group, Inc.	72,800	1,850,576
Columbia Property Trust, Inc.	269,104	5,672,712
Forest City Realty Trust, Inc. (Class A Stock)	143,000	3,087,370

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	17

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
HCP, Inc.	83,500	$2,859,875
Hospitality Properties Trust	248,000	6,785,280
Host Hotels & Resorts, Inc.(a)	561,300	8,688,924
Omega Healthcare Investors, Inc.	210,300	6,693,849
Outfront Media, Inc.	42,900	922,779
Piedmont Office Realty Trust, Inc. (Class A Stock)	209,200	4,284,416
Prologis, Inc.	9,500	495,520
Senior Housing Properties Trust	323,400	6,878,718
VEREIT, Inc.	772,500	7,261,500

		68,449,263

Food & Staples Retailing 0.5%
US Foods Holding Corp.*	155,800	3,521,080

Health Care Providers & Services 2.0%
AmerisourceBergen Corp.	8,200	576,624
Brookdale Senior Living, Inc.*	343,000	4,949,490
DaVita, Inc.*	88,300	5,176,146
LifePoint Health, Inc.*	83,700	5,009,445

		15,711,705

Hotels, Restaurants & Leisure 2.0%
International Game Technology PLC	46,000	1,321,120
Norwegian Cruise Line Holdings Ltd.*	127,400	4,952,038
Royal Caribbean Cruises Ltd.	119,700	9,201,339

		15,474,497

Household Durables 0.5%
Lennar Corp. (Class A Stock)	49,000	2,042,810
Whirlpool Corp.	14,000	2,097,480

		4,140,290

Independent Power & Renewable Electricity Producers 0.9%
AES Corp.	611,900	7,202,063

Insurance 10.6%
American Financial Group, Inc.	77,800	5,796,100
Aspen Insurance Holdings Ltd.	115,900	5,592,175
Assured Guaranty Ltd.	3,500	104,615
Axis Capital Holdings Ltd.	123,900	7,058,583
Everest Re Group Ltd.	21,700	4,416,384

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Insurance (cont’d.)
First American Financial Corp.	47,900	$1,870,974
Hanover Insurance Group, Inc. (The)	69,500	5,295,205
Hartford Financial Services Group, Inc. (The)	223,600	9,862,996
Lincoln National Corp.	184,400	9,052,196
Loews Corp.	217,836	9,373,483
Principal Financial Group, Inc.	186,900	10,204,740
Reinsurance Group of America, Inc.	67,700	7,302,122
RenaissanceRe Holdings Ltd.	1,900	236,151
Unum Group	69,200	2,449,680
Validus Holdings Ltd.	54,100	2,764,510

		81,379,914

Internet & Direct Marketing Retail 0.1%
Liberty Interactive Corp. QVC Group (Class A Stock)*	45,800	846,842

IT Services 1.4%
Leidos Holdings, Inc.	155,600	6,468,292
Xerox Corp.	456,400	4,459,028

		10,927,320

Leisure Products 0.1%
Brunswick Corp.	11,100	482,850

Machinery 3.4%
Allison Transmission Holdings, Inc.	105,500	3,090,095
Cummins, Inc.	75,000	9,586,500
PACCAR, Inc.	175,029	9,612,593
Terex Corp.	75,200	1,795,776
Trinity Industries, Inc.	81,800	1,746,430

		25,831,394

Marine 0.1%
Kirby Corp.*	12,900	760,455

Media 1.5%
Discovery Communications, Inc. (Class A Stock)*(a)	216,600	5,655,426
Discovery Communications, Inc. (Class C Stock)*	129,900	3,261,789
TEGNA, Inc.	136,500	2,678,130

		11,595,345

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	19

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Metals & Mining 1.5%
Reliance Steel & Aluminum Co.	106,600	$7,331,948
Steel Dynamics, Inc.	151,500	4,160,190

		11,492,138

Mortgage Real Estate Investment Trusts (REITs) 4.2%
AGNC Investment Corp.	369,900	7,420,194
Annaly Capital Management, Inc.	758,700	7,860,132
Chimera Investment Corp.	294,900	4,621,083
MFA Financial, Inc.	331,700	2,424,727
Starwood Property Trust, Inc.	269,200	5,987,008
Two Harbors Investment Corp.	457,700	3,812,641

		32,125,785

Multi-Utilities 1.4%
Public Service Enterprise Group, Inc.	263,900	11,104,912

Multiline Retail 1.2%
Dillard’s, Inc. (Class A Stock)(a)	33,100	2,029,030
Kohl’s Corp.(a)	46,700	2,043,125
Macy’s, Inc.	137,100	5,002,779

		9,074,934

Oil, Gas & Consumable Fuels 6.5%
Antero Resources Corp.*	188,800	4,997,536
Concho Resources, Inc.*	5,000	634,700
Devon Energy Corp.	160,900	6,096,501
Energen Corp.	56,600	2,837,358
HollyFrontier Corp.	182,500	4,553,375
Marathon Petroleum Corp.	185,100	8,068,509
Noble Energy, Inc.	65,400	2,254,338
PBF Energy, Inc. (Class A Stock)(a)	130,800	2,851,440
QEP Resources, Inc.	202,600	3,255,782
Rice Energy, Inc.*	180,400	3,985,036
SM Energy Co.	84,100	2,828,283
Tesoro Corp.	73,200	6,219,804
Whiting Petroleum Corp.*	23,100	190,344
Williams Cos., Inc. (The)	7,600	221,920
WPX Energy, Inc.*	64,300	698,298

		49,693,224

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Paper & Forest Products 0.6%
Domtar Corp.	130,500	$4,691,475

Pharmaceuticals 0.2%
Mallinckrodt PLC*	26,200	1,552,612

Professional Services 0.3%
ManpowerGroup, Inc.	30,100	2,311,680

Real Estate Management & Development
Jones Lang LaSalle, Inc.	2,300	222,755

Road & Rail 0.5%
AMERCO	8,300	2,675,837
Avis Budget Group, Inc.*	38,200	1,236,152

		3,911,989

Specialty Retail 3.5%
AutoNation, Inc.*	50,500	2,215,435
Bed Bath & Beyond, Inc.	41,000	1,657,220
Best Buy Co., Inc.	163,300	6,354,003
GameStop Corp. (Class A Stock)	58,400	1,404,520
Gap, Inc. (The)	150,800	4,160,572
Michaels Cos., Inc. (The)*	29,300	681,225
Penske Automotive Group, Inc.(a)	132,700	5,938,325
Staples, Inc.	620,000	4,588,000

		26,999,300

Technology Hardware, Storage & Peripherals 1.8%
NCR Corp.*	137,400	4,815,870
Western Digital Corp.	153,900	8,993,916

		13,809,786

Textiles, Apparel & Luxury Goods 1.2%
PVH Corp.	77,800	8,323,044
Ralph Lauren Corp.	9,700	951,570

		9,274,614

Thrifts & Mortgage Finance 0.9%
New York Community Bancorp, Inc.(a)	509,510	7,316,564

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	21

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Trading Companies & Distributors 2.4%
Air Lease Corp.	209,000	$6,324,340
United Rentals, Inc.*	79,700	6,030,102
WESCO International, Inc.*	109,500	5,934,900

		18,289,342

Wireless Telecommunication Services 0.4%
Telephone & Data Systems, Inc.	107,426	2,775,888

TOTAL COMMON STOCKS (cost $761,010,279)		763,536,677

EXCHANGE TRADED FUND 0.5%
iShares Russell Mid-Cap Value ETF (cost $3,718,569)	52,169	3,908,501

TOTAL LONG-TERM INVESTMENTS (cost $764,728,848)		767,445,178

SHORT-TERM INVESTMENTS 5.2%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(b)	1,162,831	1,162,831
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $39,140,651; includes $39,116,589 of cash collateral for securities on loan)(b)(c)	39,140,647	39,148,475

TOTAL SHORT-TERM INVESTMENTS (cost $40,303,482) (Note 3)		40,311,306

TOTAL INVESTMENTS 105.0% (cost $805,032,330) (Note 5)		807,756,484
Liabilities in excess of other assets (5.0)%		(38,397,115)

NET ASSETS 100.0%		$769,359,369

The following abbreviations are used in the annual report:

ETF—Exchange Traded Fund

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $37,997,463; cash collateral of $39,116,589 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(c)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

See Notes to Financial Statements.

22

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$10,015,440	$—	$—
Airlines	24,535,798	—	—
Auto Components	15,259,763	—	—
Banks	76,132,271	—	—
Biotechnology	876,511	—	—
Building Products	7,913,404	—	—
Capital Markets	4,534,692	—	—
Chemicals	30,744,547	—	—
Communications Equipment	8,411,462	—	—
Construction & Engineering	8,754,923	—	—
Consumer Finance	25,942,997	—	—
Containers & Packaging	20,447,496	—	—
Diversified Financial Services	7,643,610	—	—
Diversified Telecommunication Services	9,531,588	—	—
Electric Utilities	26,999,882	—	—
Electrical Equipment	2,387,640	—	—
Electronic Equipment, Instruments & Components	16,586,148	—	—
Energy Equipment & Services	15,848,489	—	—
Equity Real Estate Investment Trusts (REITs)	68,449,263	—	—
Food & Staples Retailing	3,521,080	—	—
Health Care Providers & Services	15,711,705	—	—
Hotels, Restaurants & Leisure	15,474,497	—	—
Household Durables	4,140,290	—	—
Independent Power & Renewable Electricity Producers	7,202,063	—	—
Insurance	81,379,914	—	—
Internet & Direct Marketing Retail	846,842	—	—
IT Services	10,927,320	—	—
Leisure Products	482,850	—	—

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	23

Portfolio of Investments (continued)

as of October 31, 2016

	Level 1	Level 2	Level 3
Common Stocks (continued)
Machinery	$25,831,394	$—	$—
Marine	760,455	—	—
Media	11,595,345	—	—
Metals & Mining	11,492,138	—	—
Mortgage Real Estate Investment Trusts (REITs)	32,125,785	—	—
Multi-Utilities	11,104,912	—	—
Multiline Retail	9,074,934	—	—
Oil, Gas & Consumable Fuels	49,693,224	—	—
Paper & Forest Products	4,691,475	—	—
Pharmaceuticals	1,552,612	—	—
Professional Services	2,311,680	—	—
Real Estate Management & Development	222,755	—	—
Road & Rail	3,911,989	—	—
Specialty Retail	26,999,300	—	—
Technology Hardware, Storage & Peripherals	13,809,786	—	—
Textiles, Apparel & Luxury Goods	9,274,614	—	—
Thrifts & Mortgage Finance	7,316,564	—	—
Trading Companies & Distributors	18,289,342	—	—
Wireless Telecommunication Services	2,775,888	—	—
Exchange Traded Fund	3,908,501	—	—
Affiliated Mutual Funds	40,311,306	—	—

Total	$807,756,484	$—	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

See Notes to Financial Statements.

24

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2016 were as follows (Unaudited):

Insurance	10.6%
Banks	9.9
Equity Real Estate Investment Trusts (REITs)	8.9
Oil, Gas & Consumable Fuels	6.5
Affiliated Mutual Funds (including 5.1% of collateral for securities on loan)	5.2
Mortgage Real Estate Investment Trusts (REITs)	4.2
Chemicals	4.0
Electric Utilities	3.5
Specialty Retail	3.5
Consumer Finance	3.4
Machinery	3.4
Airlines	3.2
Containers & Packaging	2.7
Trading Companies & Distributors	2.4
Electronic Equipment, Instruments & Components	2.2
Energy Equipment & Services	2.1
Health Care Providers & Services	2.0
Hotels, Restaurants & Leisure	2.0
Auto Components	2.0
Technology Hardware, Storage & Peripherals	1.8
Media	1.5
Metals & Mining	1.5
Multi-Utilities	1.4
IT Services	1.4
Aerospace & Defense	1.3
Diversified Telecommunication Services	1.2
Textiles, Apparel & Luxury Goods	1.2%
Multiline Retail	1.2
Construction & Engineering	1.1
Communications Equipment	1.1
Building Products	1.0
Diversified Financial Services	1.0
Thrifts & Mortgage Finance	0.9
Independent Power & Renewable Electricity Producers	0.9
Paper & Forest Products	0.6
Capital Markets	0.6
Household Durables	0.5
Road & Rail	0.5
Exchange Traded Fund	0.5
Food & Staples Retailing	0.5
Wireless Telecommunication Services	0.4
Electrical Equipment	0.3
Professional Services	0.3
Pharmaceuticals	0.2
Biotechnology	0.1
Internet & Direct Marketing Retail	0.1
Marine	0.1
Leisure Products	0.1

105.0
Liabilities in excess of other assets	(5.0)

100.0%

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	25

Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value, including securities on loan of $37,997,463:
Unaffiliated investments (cost $764,728,848)	$767,445,178
Affiliated investments (cost $40,303,482)	40,311,306
Receivable for investments sold	35,335,407
Receivable for Fund shares sold	1,399,177
Dividends receivable	780,384
Prepaid expenses	7,761

Total assets	845,279,213

Liabilities
Payable to broker for collateral for securities on loan	39,116,589
Payable for investments purchased	32,607,960
Payable for Fund shares reacquired	3,334,521
Management fee payable	475,431
Accrued expenses and other liabilities	233,384
Distribution fee payable	111,004
Affiliated transfer agent fee payable	40,813
Deferred directors’ fees	142

Total liabilities	75,919,844

Net Assets	$769,359,369

Net assets were comprised of:
Common stock, at par	$39,752
Paid-in capital in excess of par	747,442,865

747,482,617
Undistributed net investment income	7,001,437
Accumulated net realized gain on investment transactions	12,151,161
Net unrealized appreciation on investments	2,724,154

Net assets, October 31, 2016	$769,359,369

See Notes to Financial Statements.

26

Class A
Net asset value and redemption price per share,
($272,964,124 ÷ 14,013,546 shares of common stock issued and outstanding)	$19.48
Maximum sales charge (5.50% of offering price)	1.13

Maximum offering price to public	$20.61

Class B
Net asset value, offering price and redemption price per share,
($6,062,744 ÷ 356,756 shares of common stock issued and outstanding)	$16.99

Class C
Net asset value, offering price and redemption price per share,
($55,164,313 ÷ 3,259,231 shares of common stock issued and outstanding)	$16.93

Class Q
Net asset value, offering price and redemption price per share,
($95,960,116 ÷ 4,882,697 shares of common stock issued and outstanding)	$19.65

Class R
Net asset value, offering price and redemption price per share,
($88,755 ÷ 4,528 shares of common stock issued and outstanding)	$19.60

Class Z
Net asset value, offering price and redemption price per share,
($339,119,317 ÷ 17,234,800 shares of common stock issued and outstanding)	$19.68

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	27

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$17,581,327
Income from securities lending, net (including affiliated income of $224,167)	241,092
Affiliated dividend income	24,696

Total income	17,847,115

Expenses
Management fee	6,237,193
Distribution fee—Class A	832,804
Distribution fee—Class B	62,631
Distribution fee—Class C	572,998
Distribution fee—Class R	2,197
Transfer agent’s fees and expenses (including affiliated expense of $226,500)	1,037,000
Registration fees	184,000
Custodian and accounting fees	136,000
Shareholders’ reports	87,000
Legal fees and expenses	26,000
Audit fee	23,000
Directors’ fees	22,000
Insurance expenses	8,000
Loan interest expense	22
Miscellaneous	18,319

Total expenses	9,249,164
Less: Management fee waiver and/or expense reimbursement	(693,439)
Distribution fee waiver—Class A	(138,801)
Distribution fee waiver—Class R	(732)

Net expenses	8,416,192

Net investment income (loss)	9,430,923

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $2,549)	14,538,731
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $7,824)	4,912,622

Net gain (loss) on investment transactions	19,451,353

Net Increase (Decrease) In Net Assets Resulting From Operations	$28,882,276

See Notes to Financial Statements.

28

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,430,923	$7,230,129
Net realized gain (loss) on investment transactions	14,538,731	42,185,103
Net change in unrealized appreciation (depreciation) on investments	4,912,622	(53,966,407)

Net increase (decrease) in net assets resulting from operations	28,882,276	(4,551,175)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(3,047,651)	(1,295,728)
Class B	(34,411)	—
Class C	(301,722)	—
Class Q	(1,103,808)	(309,742)
Class R	(2,777)	—
Class Z	(4,126,025)	(1,567,050)

	(8,616,394)	(3,172,520)

Distributions from net realized gains
Class A	(16,601,164)	(12,155,888)
Class B	(461,280)	(476,910)
Class C	(4,044,609)	(3,158,226)
Class Q	(4,268,930)	(1,750,728)
Class R	(20,071)	—
Class Z	(18,125,230)	(10,356,724)

	(43,521,284)	(27,898,476)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	238,485,246	458,265,697
Net asset value of shares issued in reinvestment of dividends and distributions	49,121,810	29,355,812
Cost of shares reacquired	(246,949,006)	(182,509,499)

Net increase (decrease) in net assets from Fund share transactions	40,658,050	305,112,010

Total increase (decrease)	17,402,648	269,489,839

Net Assets:
Beginning of year	751,956,721	482,466,882

End of year(a)	$769,359,369	$751,956,721

(a) Includes undistributed net investment income of:	$7,001,437	$5,717,448

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	29

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 10 (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Company was organized on March 5, 1997, as a Maryland Corporation. The Company operates as a series company. At October 31, 2016, the Company consisted of two diversified investment funds: Prudential Jennison Equity Income Fund and Prudential QMA Mid-Cap Value Fund (the “Fund”). The information presented in these financial statements pertains to Prudential QMA Mid-Cap Value Fund (formerly, Prudential Mid-Cap Value Fund). The financial statements of the other fund are not presented herein.

The investment objective of the Fund is capital growth.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security

30

principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential QMA Mid-Cap Value Fund	31

Notes to Financial Statements (continued)

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

REITs: The Fund invests in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment are calculated on the identified

32

cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss), and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with Pl. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .825% of the Fund’s average daily net assets up to $1 billion and .80% of the average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursement was .825% for the year ended October 31, 2016. The effective management fee rate, net of waivers and/or expense reimbursement, was .733%.

Prudential QMA Mid-Cap Value Fund	33

Notes to Financial Statements (continued)

PI has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .80% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund. Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75%, of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively through February 28, 2018.

PIMS has advised the Fund that it has received $290,841 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2016, it received $11,794, $8,707 and $6,466, in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

34

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period September 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $16,157 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 to July 5, 2016 and totaled $15,932. Additionally, PGIM, Inc., reimbursed the Fund $10,772 related to securities lending income adjustments. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended October 31, 2016, were $655,161,813 and $654,310,744, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended October 31, 2016, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment transactions by $469,460 due to differences in the treatment for book and tax purposes of certain transactions involving partnership investments, distribution reclass and other book to tax differences. Net

Prudential QMA Mid-Cap Value Fund	35

Notes to Financial Statements (continued)

investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the year ended October 31, 2016, the tax character of dividends paid by the Fund were $24,391,938 of ordinary income and $27,745,740 of long-term capital gains. For the year ended October 31, 2015, the tax character of dividends paid by the Fund were $15,911,325 of ordinary income and $15,159,671 of long-term capital gains.

As of October 31, 2016, the accumulated undistributed earnings on a tax basis were $14,931,715 of ordinary income and $6,850,975 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$807,662,280	$47,295,963	($47,201,759)	$94,204

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and other cost basis adjustments.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income tax and federal excise returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Purchases of $1 million or more are subject to a contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of their purchase. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

36

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of capital.

The authorized capital stock of the Company is 5.5 billion shares, with a par value of $.001 per share. Of the Company’s authorized capital stock, 375 million authorized shares have been allocated to the Fund and divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z capital stock, each of which consists of 150 million, 5 million, 30 million, 40 million, 75 million, and 75 million authorized shares, respectively.

As of October 31, 2016, Prudential, through its affiliates, owned 512 shares of Class R. At reporting period end, 2 shareholders of record held 15% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	3,415,041	$62,803,630
Shares issued in reinvestment of dividends and distributions	978,009	17,447,683
Shares reacquired	(4,500,423)	(82,813,643)

Net increase (decrease) in shares outstanding before conversion	(107,373)	(2,562,330)
Shares issued upon conversion from other share class(es)	49,470	921,358
Shares reacquired upon conversion into other share class(es)	(152,903)	(2,888,349)

Net increase (decrease) in shares outstanding	(210,806)	$(4,529,321)

Year ended October 31, 2015
Shares sold	6,665,117	$139,494,831
Shares issued in reinvestment of dividends and distributions	629,703	12,462,566
Shares reacquired	(3,228,624)	(67,284,486)

Net increase (decrease) in shares outstanding before conversion	4,066,196	84,672,911
Shares issued upon conversion from other share class(es)	79,874	1,686,629
Shares reacquired upon conversion into other share class(es)	(73,351)	(1,541,195)

Net increase (decrease) in shares outstanding	4,072,719	$84,818,345

Class B
Year ended October 31, 2016:
Shares sold	28,995	$487,911
Shares issued in reinvestment of dividends and distributions	29,064	455,142
Shares reacquired	(75,344)	(1,228,960)

Net increase (decrease) in shares outstanding before conversion	(17,285)	(285,907)
Shares reacquired upon conversion into other share class(es)	(28,829)	(468,649)

Net increase (decrease) in shares outstanding	(46,114)	$(754,556)

Year ended October 31, 2015
Shares sold	43,265	$806,608
Shares issued in reinvestment of dividends and distributions	24,970	438,216
Shares reacquired	(55,515)	(1,009,950)

Net increase (decrease) in shares outstanding before conversion	12,720	234,874
Shares reacquired upon conversion into other share class(es)	(25,041)	(461,523)

Net increase (decrease) in shares outstanding	(12,321)	$(226,649)

Prudential QMA Mid-Cap Value Fund	37

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	393,391	$6,398,656
Shares issued in reinvestment of dividends and distributions	257,300	4,013,889
Shares reacquired	(814,901)	(13,151,836)

Net increase (decrease) in shares outstanding before conversion	(164,210)	(2,739,291)
Shares reacquired upon conversion into other share class(es)	(63,736)	(1,037,772)

Net increase (decrease) in shares outstanding	(227,946)	$(3,777,063)

Year ended October 31, 2015
Shares sold	1,190,235	$22,055,020
Shares issued in reinvestment of dividends and distributions	165,750	2,899,159
Shares reacquired	(441,516)	(8,095,698)

Net increase (decrease) in shares outstanding before conversion	914,469	16,858,481
Shares reacquired upon conversion into other share class(es)	(74,610)	(1,393,975)

Net increase (decrease) in shares outstanding	839,859	$15,464,506

Class Q
Year ended October 31, 2016:
Shares sold	1,884,287	$35,122,316
Shares issued in reinvestment of dividends and distributions	299,651	5,372,738
Shares reacquired†	(950,406)	(17,922,775)

Net increase (decrease) in shares outstanding	1,233,532	$22,572,279

Year ended October 31, 2015
Shares sold	3,218,294	$66,051,710
Shares issued in reinvestment of dividends and distributions	103,541	2,060,470
Shares reacquired	(1,109,938)	(23,350,288)

Net increase (decrease) in shares outstanding	2,211,897	$44,761,892

Class R
Year ended October 31, 2016:
Shares sold	1,048	$19,987
Shares issued in reinvestment of dividends and distributions	1,271	22,848
Shares reacquired	(15,157)	(295,973)

Net increase (decrease) in shares outstanding	(12,838)	$(253,138)

Period ended October 31, 2015*
Shares sold	17,368	$363,206
Shares reacquired	(2)	(42)

Net increase (decrease) in shares outstanding	17,366	$363,164

38

Class Z	Shares	Amount
Year ended October 31, 2016:
Shares sold	7,279,946	$133,652,746
Shares issued in reinvestment of dividends and distributions	1,212,987	21,809,510
Shares reacquired	(7,010,845)	(131,535,819)

Net increase (decrease) in shares outstanding before conversion	1,482,088	23,926,437
Shares issued upon conversion from other share class(es)	191,321	3,639,566
Shares reacquired upon conversion into other share class(es)	(8,776)	(166,154)

Net increase (decrease) in shares outstanding	1,664,633	$27,399,849

Year ended October 31, 2015
Shares sold	10,876,210	$229,494,322
Shares issued in reinvestment of dividends and distributions	576,500	11,495,401
Shares reacquired	(3,946,513)	(82,769,035)

Net increase (decrease) in shares outstanding before conversion	7,506,197	158,220,688
Shares issued upon conversion from other share class(es)	86,404	1,831,486
Shares reacquired upon conversion into other share class(es)	(5,794)	(121,422)

Net increase (decrease) in shares outstanding	7,586,807	$159,930,752

*	Commencement of offering was December 22, 2014.
†	Includes affiliated redemption of 85 shares with a value of $1,693 for Class Q shares.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2016. The average daily balance for the 2 days that the Fund had loans outstanding during the period was $243,000, borrowed at a weighted average interest rate of 1.63%. The maximum loan outstanding amount during the period was $368,000. At October 31, 2016, the Fund did not have an outstanding loan amount.

Prudential QMA Mid-Cap Value Fund	39

Notes to Financial Statements (continued)

Note 8. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Note 9. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends and capital gain distributions on December 12, 2016 to shareholders of record on December 13, 2016. The ex-date was December 14, 2016. The per share amounts declared were as follows:

	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains
Class A	$0.25466	$0.20382	$0.17610
Class B	$0.14086	$0.20382	$0.17610
Class C	$0.14086	$0.20382	$0.17610
Class Q	$0.33156	$0.20382	$0.17610
Class R	$0.20899	$0.20382	$0.17610
Class Z	$0.30162	$0.20382	$0.17610

40

Financial Highlights

Class A Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$20.29	$21.57	$20.51	$15.25	$13.83
Income (loss) from investment operations:
Net investment income (loss)	.22	.23	.17	.23	.17
Net realized and unrealized gain (loss) on investments	.34	(.23)	2.92	5.24	1.36
Total from investment operations	.56	-	3.09	5.47	1.53
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.12)	(.15)	(.21)	(.11)
Distributions from net realized gains	(1.16)	(1.16)	(1.88)	-	-
Total dividends and distributions	(1.37)	(1.28)	(2.03)	(.21)	(.11)
Net asset value, end of year	$19.48	$20.29	$21.57	$20.51	$15.25
Total Return(a):	3.38%	0.15%	16.54%	36.32%	11.16%

Ratios/Supplemental Data:
Net assets, end of year (000)	$272,964	$288,607	$218,957	$120,387	$79,133
Average net assets (000)	$277,601	$267,085	$159,125	$94,162	$70,433
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.20%	1.21%	1.22%	1.40%	1.67%
Expenses before waivers and/or expense reimbursement	1.34%	1.35%	1.42%	1.52%	1.67%
Net investment income (loss)	1.16%	1.09%	.81%	1.27%	1.16%
Portfolio turnover rate	87%	101%	87%	83%	25%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	41

Financial Highlights (continued)

Class B Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$17.88	$19.17	$18.46	$13.76	$12.48
Income (loss) from investment operations:
Net investment income (loss)	.07	.07	.02	.08	.05
Net realized and unrealized gain (loss) on investments	.28	(.20)	2.61	4.74	1.25
Total from investment operations	.35	(.13)	2.63	4.82	1.30
Less Dividends and Distributions:
Dividends from net investment income	(.08)	-	(.04)	(.12)	(.02)
Distributions from net realized gains	(1.16)	(1.16)	(1.88)	-	-
Total dividends and distributions	(1.24)	(1.16)	(1.92)	(.12)	(.02)
Net asset value, end of year	$16.99	$17.88	$19.17	$18.46	$13.76
Total Return(a):	2.57%	(0.59)%	15.66%	35.28%	10.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,063	$7,202	$7,959	$5,409	$2,476
Average net assets (000)	$6,263	$7,886	$7,163	$3,331	$2,672
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.95%	1.96%	1.97%	2.15%	2.42%
Expenses before waivers and/or expense reimbursement	2.04%	2.05%	2.12%	2.28%	2.42%
Net investment income (loss)	.43%	.35%	.08%	.48%	.40%
Portfolio turnover rate	87%	101%	87%	83%	25%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

42

Class C Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$17.81	$19.10	$18.40	$13.72	$12.44
Income (loss) from investment operations:
Net investment income (loss)	.07	.06	.02	.08	.05
Net realized and unrealized gain (loss) on investments	.29	(.19)	2.60	4.72	1.25
Total from investment operations	.36	(.13)	2.62	4.80	1.30
Less Dividends and Distributions:
Dividends from net investment income	(.08)	-	(.04)	(.12)	(.02)
Distributions from net realized gains	(1.16)	(1.16)	(1.88)	-	-
Total dividends and distributions	(1.24)	(1.16)	(1.92)	(.12)	(.02)
Net asset value, end of year	$16.93	$17.81	$19.10	$18.40	$13.72
Total Return(a):	2.64%	(.59)%	15.66%	35.24%	10.43%

Ratios/Supplemental Data:
Net assets, end of year (000)	$55,164	$62,110	$50,573	$37,532	$25,976
Average net assets (000)	$57,300	$59,460	$43,599	$30,636	$26,591
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.95%	1.96%	1.97%	2.15%	2.42%
Expenses before waivers and/or expense reimbursement	2.04%	2.05%	2.12%	2.27%	2.42%
Net investment income (loss)	.42%	.34%	.08%	.53%	.40%
Portfolio turnover rate	87%	101%	87%	83%	25%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	43

Financial Highlights (continued)

Class Q Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$20.47	$21.75	$20.69	$15.39	$13.95
Income (loss) from investment operations:
Net investment income (loss)	.29	.31	.23	.31	.24
Net realized and unrealized gain (loss) on investments	.35	(.23)	2.94	5.28	1.38
Total from investment operations	.64	.08	3.17	5.59	1.62
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.20)	(.23)	(.29)	(.18)
Distributions from net realized gains	(1.16)	(1.16)	(1.88)	-	-
Total dividends and distributions	(1.46)	(1.36)	(2.11)	(.29)	(.18)
Net asset value, end of year	$19.65	$20.47	$21.75	$20.69	$15.39
Total Return(a):	3.79%	.55%	16.87%	36.91%	11.80%

Ratios/Supplemental Data:
Net assets, end of year (000)	$95,960	$74,707	$31,261	$20,759	$5,699
Average net assets (000)	$82,160	$43,995	$23,206	$7,480	$8,116
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.80%	.80%	.91%	.96%	1.14%
Expenses before waivers and/or expense reimbursement	.89%	.89%	.97%	1.10%	1.14%
Net investment income (loss)	1.54%	1.50%	1.14%	1.67%	1.67%
Portfolio turnover rate	87%	101%	87%	83%	25%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

44

Class R Shares
	Year Ended October 31, 2016	December 22, 2014(f) through October 31, 2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$20.40	$20.98
Income (loss) from investment operations:
Net investment income (loss)	.18	.12
Net realized and unrealized gain (loss) on investments	.34	(.70)
Total from investment operations	.52	(.58)
Less Dividends and Distributions:
Dividends from net investment income	(.16)	-
Distributions from net realized gains	(1.16)	-
Total dividends and distributions	(1.32)	-
Net asset value, end of period	$19.60	$20.40
Total Return(a):	3.12%	(2.76)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$89	$354
Average net assets (000)	$293	$261
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.45%	1.51%	(d)
Expenses before waivers and/or expense reimbursement	1.79%	1.81%	(d)
Net investment income (loss)	.99%	.67%	(d)
Portfolio turnover rate	87%	101%	(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	45

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$20.49	$21.76	$20.68	$15.38	$13.94
Income (loss) from investment operations:
Net investment income (loss)	.26	.28	.21	.25	.20
Net realized and unrealized gain (loss) on investments	.35	(.22)	2.95	5.30	1.38
Total from investment operations	.61	.06	3.16	5.55	1.58
Less Dividends and Distributions:
Dividends from net investment income	(.26)	(.17)	(.20)	(.25)	(.14)
Distributions from net realized gains	(1.16)	(1.16)	(1.88)	-	-
Total dividends and distributions	(1.42)	(1.33)	(2.08)	(.25)	(.14)
Net asset value, end of year	$19.68	$20.49	$21.76	$20.68	$15.38
Total Return(a):	3.64%	.45%	16.80%	36.60%	11.51%

Ratios/Supplemental Data:
Net assets, end of year (000)	$339,119	$318,977	$173,716	$27,007	$6,093
Average net assets (000)	$332,406	$262,069	$82,847	$12,271	$5,660
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.95%	.96%	.97%	1.10%	1.42%
Expenses before waivers and/or expense reimbursement	1.04%	1.05%	1.11%	1.26%	1.42%
Net investment income (loss)	1.40%	1.31%	1.02%	1.36%	1.39%
Portfolio turnover rate	87%	101%	87%	83%	25%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

46

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 10:

We have audited the accompanying statement of assets and liabilities of Prudential QMA Mid-Cap Value Fund, one of the series constituting Prudential Investment Portfolios, Inc. 10 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 15, 2016

Prudential QMA Mid-Cap Value Fund	47

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2016, the Fund reports the maximum amount allowed per share but not less than $0.74 for Class A, B, C, Q, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2016, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential QMA Mid-Cap Value Fund	47.10%	46.11%

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2016.

48

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential QMA Mid-Cap Value Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential QMA Mid-Cap Value Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential QMA Mid-Cap Value Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential QMA Mid-Cap Value Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential QMA Mid-Cap Value Fund is a series of Prudential Investment Portfolios, Inc. 10.

Prudential QMA Mid-Cap Value Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that

Prudential QMA Mid-Cap Value Fund

Approval of Advisory Agreements (continued)

potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Mid-Cap Value Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five-, and ten-year periods, although it underperformed over the one-year period.
•	The Board noted PI’s explanation that the Fund’s recent underperformance was due to its deeper value investment style as compared to many of its peers.
•	The Board also noted that the Fund’s performance has improved in the first quarter of 2016, outperforming its Lipper 15(c) performance universe median, with second quartile performance.
•	The Board and PI agreed to continue the existing expense cap of 0.80% (exclusive of 12b-1 fees and certain other fees) through February 28, 2017.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential QMA Mid-Cap Value Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential QMA Mid-Cap Value Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA MID-CAP VALUE FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	SPRAX	SVUBX	NCBVX	PMVQX	SDVRX	SPVZX
CUSIP	74441L105	74441L204	74441L303	74441L824	74441L782	74441L709

MF202E    0300075-00001-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2016 and October 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $48,899 and $47,940, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(c) Tax Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(d) All Other Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
∎ Federal, state and local income tax compliance; and,
∎ Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies

➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2016 and October 31, 2015 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 10

By:	/s/ Deborah A. Docs
Deborah A. Docs Secretary

Date:	December 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker President and Principal Executive Officer

Date:	December 20, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam Treasurer and Principal Financial and Accounting Officer

Date:	December 20, 2016